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                                                                 Exhibit 10.35.1


SCHEDULE OF PARTIES TO INDEMNIFICATION AGREEMENT WITH ROCKFORD CORPORATION:



W. Gary Suttle
Jerry E. Goldress
Nicholas G. Bartol
Timothy C. Bartol
Ralph B. Godfrey
John P. Lloyd